Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,655,561.04
Previously Paid Amount	0.00
Total Fee Amount	4,785.94
Total Offset Amount	0.00
Net Fee	$ 4,785.94